Commitments and Contingencies	12 Months Ended
Sep. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES

OPERATING LEASES
Minimum future rental payments under operating leases over the next five years and thereafter are as follows:

Minimum Payments Under Operating Leases
(In millions)
2016	$6.4
2017	5.8
2018	5.9
2019	2.7
2020	2.8
Thereafter	23.1
Total	$46.7

Rent expense totaled $6.0 million, $5.5 million and $5.6 million in fiscal years ended September 30, 2015, 2014 and 2013, respectively.
REGULATED UTILITY OPERATIONS
Natural Gas Contracts—Minimum Commitments
At September 30, 2015, Washington Gas had service agreements with four pipeline companies that provide direct service for firm transportation and/or storage services. These agreements, which have expiration dates ranging from fiscal years 2016 to 2034, require Washington Gas to pay fixed charges each month. Additionally, Washington Gas had agreements for other pipeline and peaking services with expiration dates ranging from 2016 to 2028. These agreements were entered into based on current estimates of growth of the Washington Gas system, together with other factors, such as current expectations of the timing and extent of unbundling initiatives in the Washington Gas service territory.
The following table summarizes the minimum contractual payments that Washington Gas will make under its pipeline transportation, storage and peaking contracts, as well as minimum contractual payments to purchase natural gas at prices based on market conditions during the next five fiscal years and thereafter.

Washington Gas Contract Minimums
(In millions)	Pipeline Contracts(a)	Gas Purchase Commitments(b)
2016	$208.8	$340.6
2017	200.8	413.8
2018	199.1	403.4
2019	211.1	396.6
2020	199.7	413.6
Thereafter	1,191.7	4,819.0
Total	$2,211.2	$6,787.0

(a) Represents minimum payments for natural gas transportation, storage and peaking contracts that have expiration dates through fiscal year 2034.
(b) Includes known and reasonably likely commitments to purchase natural gas. Cost estimates are based on forward market prices at September 30, 2015.

When a customer selects a third party marketer to provide supply, Washington Gas generally assigns pipeline and storage capacity to unregulated third party marketers to deliver gas to Washington Gas’ city gate. In order to provide the gas commodity to customers who do not select an unregulated third party marketer, Washington Gas has a commodity acquisition plan to acquire the natural gas supply to serve the customers.

To the extent these commitments are to serve its customers, Washington Gas has rate provisions in each of its jurisdictions that would allow it to continue to recover these commitments in rates. Washington Gas also actively manages its supply portfolio to ensure its sales and supply obligations remain balanced. This reduces the likelihood that the contracted supply commitments would exceed supply obligations. However, to the extent Washington Gas were to determine that changes in regulation would cause it to discontinue recovery of these costs in rates, Washington Gas would be required to charge these costs to expense without any corresponding revenue recovery. If this occurred, depending upon the timing of the occurrence, the related impact on our financial position, results of operations and cash flows would likely be significant.
Regulatory Contingencies
Certain legal and administrative proceedings incidental to our business, including regulatory contingencies, involve WGL and/or its subsidiaries. In our opinion, we have recorded an adequate provision for probable losses or refunds to customers for regulatory contingencies related to these proceedings.

NON-UTILITY OPERATIONS
WGEServices enters into contracts to purchase natural gas and electricity designed to match the duration of its sales commitments, and to effectively lock in a margin on estimated sales over the terms of existing sales contracts. WGL Midstream enters into contracts to acquire, invest in, manage and optimize natural gas storage and transportation assets. Gas purchase commitments increased during fiscal year 2015 due to purchase commitments related to investment pipeline infrastructure and long-term sales agreements.
The following table summarizes the minimum commitments and contractual obligations of WGL Energy Services and WGL Midstream for the next five fiscal years and thereafter.

Contract Minimums
	WGL Energy Services			WGL Midstream
(In millions)	Gas Purchase Commitments(a)	Pipeline Contracts(b)	Electric Purchase Commitments(c)	Gas Purchase Commitments(d)	Pipeline Contracts(b)	Total
2016	$156.4	$3.2	$477.4	$252.9	$20.4	$910.3
2017	67.8	2.0	215.8	348.6	18.4	652.6
2018	9.7	1.4	56.3	1,082.6	15.9	1,165.9
2019	0.5	0.8	6.2	1,650.9	60.9	1,719.3
2020	—	0.5	1.1	1,866.4	65.0	1,933.0
Thereafter	—	1.2	—	32,117.1	1,031.7	33,150.0
Total	$234.4	$9.1	$756.8	$37,318.5	$1,212.3	$39,531.1

(a) Represents fixed price commitments with city gate equivalent deliveries.
(b) Represents minimum payments for natural gas transportation and storage contracts that have expiration dates through fiscal year 2044.
(c) Represents electric purchase commitments that are based on existing fixed price and fixed volume contracts. Includes $15.7 million of commitments related to renewable energy credits.
(d) Includes known and reasonably likely commitments to purchase natural gas. Cost estimates are based on forward market prices as of September 30, 2015. Certain of our gas purchase agreements have optionality, which may cause increases in these commitments.

Financial Guarantees
WGL has guaranteed payments primarily for certain commitments on behalf of Washington Gas, WGL Energy Services, WGL Energy Systems and WGL Midstream. At September 30, 2015, these guarantees totaled $30.7 million, $230.1 million, $8.5 million and $318.3 million for Washington Gas, WGL Energy Services, WGL Energy Systems and WGL Midstream, respectively. At September 30, 2015, WGL also had guarantees on behalf of other subsidiaries totaling $2.0 million. The amount of such guarantees is periodically adjusted to reflect changes in the level of WGL's financial exposure related to these commitments. For all of our financial guarantees, WGL may cancel any or all future obligations upon written notice to the counterparty, but WGL would continue to be responsible for the obligations created under the guarantees prior to the effective date of the cancellation. WGL has also guaranteed payments for certain of our external partners. At September 30, 2015, these guarantees totaled $8.1 million and the fair value of these guarantees was insignificant.